SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               CCF Holding Company
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                        [CCF HOLDING COMPANY LETTERHEAD]





March 26, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of CCF Holding Company, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Heritage Bank main office located at 101 N. Main Street, Jonesboro, Georgia on Tuesday, April 27, 1999, at 4:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Porter Keadle Moore, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.


                                        Sincerely,

                                        /s/David B. Turner
                                        ----------------------------------------
                                        David B. Turner
                                        President and Chief Executive Officer

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 27, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CCF Holding Company ("the Company"), will be held in the Heritage Bank main office, 101 N. Main Street, Jonesboro, Georgia on Tuesday, April 27, 1999 at 4:30 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of two directors of the Company; and
2. The ratification of the appointment of Porter Keadle Moore, LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 19, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/Charles S. Tucker
                                        ----------------------------------------
                                        Charles S. Tucker
                                        Secretary
Jonesboro, Georgia
March 26, 1999
--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company which will be held at the main office of Heritage Bank (the "Bank"), the wholly owned subsidiary of the Company, located at 101 North Main Street, Jonesboro, Georgia on Tuesday, April 27, 1999, 4:30 p.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 26, 1999.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) the ratification of the appointment of Porter Keadle Moore, LLP as independent auditors of the Company for the fiscal year ending December 31, 1999. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

         The Company expects to pay a 10% stock dividend to holders of record as of April 1, 1999. Because the record date for the stock dividend occurs after the voting record date for the Meeting, data in this proxy statement has not been revised to reflect the stock dividend.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted for the nominees for director set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 19, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 900,589 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for either or both of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of a director.

         As to the ratification of independent auditors as set forth in Proposal II and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Articles and Bylaws, the ratification of independent auditors, and all other matters, unless otherwise required by law, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                           Percent of Shares of
                                  Amount and Nature of         Common Stock
Name of Beneficial Owner          Beneficial Ownership          Outstanding
------------------------          --------------------     --------------------

First Financial Fund, Inc.
  Gateway Center Three
  100 Mulberry Street, 9th Floor
  Newark, NJ 07102-4077(1)            129,580                      14.4%
John Hancock Advisers, Inc.
  101 Huntington Avenue
  Boston, MA  02199(2)                 80,640                       9.0%
Jeffrey L. Gendell, et al.
  200 Park Avenue, Suite 3900
  New York, NY 10166(3)                74,910                       8.3%
Heritage Bank Employee Stock
  Ownership Plan
  101 North Main Street
  Jonesboro, GA 30236(4)               79,165                       8.8%


------------------------
(1) Based on an amended Schedule 13G filed on February 12, 1999 showing sole voting and shared dispositive power with respect to 129,580 shares. Based on information provided to the Company, the 129,580 shares reported for First Financial Fund, Inc. are believed to be the same 129,580 shares reported for Wellington Management Company, 75 State Street, Boston, Massachusetts 02109. This information concerning Wellington Management Company is based, in part, on an amended Schedule 13G filed on February 9, 1999 showing no voting power and shared dispositive power with respect to 129,580 shares owned by investment advisory clients of Wellington Management Company. As stated in the amended Schedule 13G filed on February 9, 1999, the amount reported by Wellington Management Company may include some or all of the shares held by First Financial Fund, Inc.
(2) Based on an amended Schedule 13G jointly filed on January 15, 1999 with John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc. and The Berkeley Financial Group showing sole voting and dispositive power by John Hancock Advisors, Inc. with respect to 80,640 shares.
(3) Based on a Schedule 13D filed October 3, 1997 showing shared voting and dispositive power with Tontine Partners, L.P., Tontine Financial Partners, L.P., Tontine Management, L.L.C., Tontine Overseas Associates, Ltd. with respect to 47,100 shares and sole voting and dispositive power of Jeffrey L. Gendell with respect to 21,000 shares, for a total of 68,100. The number of shares has been adjusted to reflect a 10% stock dividend paid on January 2, 1998.
(4) Reflects shared voting and dispositive power with respect to all shares.

--------------------------------------------------------------------------------
                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended December 31, 1998, except for one transaction by David B. Turner and two transactions by Richard P. Florin that should have been reported on Forms 4 but were, instead, reported on Forms 5.

--------------------------------------------------------------------------------
         PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of five members. Two directors will be elected at the Meeting to serve for a three-year term or until their successors have been elected and qualified.

         Charles S. Tucker and David B. Turner have been nominated by the Board of Directors to serve as directors. Messrs. Tucker and Turner are currently members of the Board and have been nominated for a three-year term to expire in 2002. It is intended that the person named in the proxies solicited by the Board will vote for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why either of the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors of the Company continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank. However, not every director of the Bank is a director of the Company.

                                                                                                   Shares of
                                                        Year First           Current             Common Stock           Percent
                                                        Elected or           Term to             Beneficially              of
Name                                    Age(1)         Appointed(2)          Expire                Owned (3)             Class
----                                    ------         ------------          -------               ---------             -----

                                                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

David B. Turner                           50               1992                1999                 51,017(4)           5.5%

Charles S. Tucker                         72               1978                1999                  7,920(5)(6)         --(7)

                                                                    DIRECTORS CONTINUING IN OFFICE
Edwin S. Kemp, Jr.                        51               1988                2000                 16,497(5)(6)        1.8%

Joe B. Mundy                              79               1989                2000                 10,702(5)(6)        1.2%

John B. Lee, Jr.                          71               1975                2001                  8,246(5)(6)         --(7)

All directors and executive
officers as a group (11
persons)                                                                                           149,583(8)          15.7%

------------------------
(1)      At December 31, 1998.
(2) Refers to the year the individual first became a director of the Company or the Bank. All persons who were directors of the Bank during March 1995 also became directors of the Company when it was incorporated in March 1995.
(3) Beneficial ownership is as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Includes 19,639 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Voting Record Date.
(5) Excludes 79,165 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and 34,989 shares held under the Management Stock Bonus Plan ("MSBP") for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan."
(6) Includes 3,927 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Voting Record Date.
(7)      Less than 1%.
(8) Excludes 72,202 shares of Common Stock held under the ESOP (79,165 shares minus the 6,963 shares allocated to executive officers) and 34,989 shares held in the MSBP for which Directors Kemp, Mundy, Lee and Tucker serve as members of the ESOP or MSBP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan." Includes 49,436 shares of common stock that the individuals have the right to acquire through the exercise of options within 60 days of the Voting Record Date.

Biographical Information

         Set forth below is certain information with respect to the directors and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         David B. Turner has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995 and holds the same positions with the Bank. He has been a director of the Bank since 1992 and an officer of the Bank since 1971, having held such other positions with the Bank as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner is also a board member of Hope Shelter, a board member of Habitat for Humanity, a member of the Jonesboro Historical Committee and a mentor and Admission Board Director for the Clayton County Alternative School.

         Charles S. Tucker has been a director of the Bank since 1978 and the Treasurer, Secretary and a director of the Company since its incorporation in March 1995. Mr. Tucker is currently retired after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Clayton County Chamber of Commerce, the Kiwanis Club of Forest Park, the Veterans of Foreign Wars, and the American Legion.

         Edwin S. Kemp, Jr. has been a director of the Bank since 1988 and of the Company since its incorporation in March 1995. He has had his own law practice in Jonesboro, Georgia since 1982. He has been counsel to the Bank since 1983. He is past chairman of the Administrative Board of the Jonesboro First United Methodist Church and is currently a member of the Staff-Parish Committee. He has also served as attorney for Habitat for Humanity and for Historical Jonesboro.

         Joe B. Mundy has been a director of the Bank since 1989 and of the Company since its incorporation in March 1995. Mr. Mundy retired in 1993 after 36 years as a circuit court clerk. Mr. Mundy currently serves as the secretary/treasurer of the Superior Court Clerks' Retirement Fund.

         John B. Lee, Jr. has been a director of the Bank since 1975 and of the Company since its incorporation in March 1995 and currently serves as Chairman of the Board of Directors. Mr. Lee is employed by Spartan Lincoln-Mercury, Inc., Morrow, Georgia, and Loewen Group International, Inc., Burnaby, B.C. Canada, as a public relations consultant. Mr. Lee is a past director and president of the Clayton County Chamber of Commerce.

         Leonard A. Moreland, age 37, has been Executive Vice President and Chief Administrative Officer of the Company and Bank since July 1996. Mr. Moreland has been a director of the Bank since August 1996. Prior to joining the Bank, Mr. Moreland served as a senior vice president of a bank located near Atlanta, Georgia. He is also a member of the Southlake Kiwanis Club and serves on the community advisory board of the Morrow Middle School.

         Mary Jo Rogers, age 38, has been employed by the Bank since February 1997 and is currently a Senior Vice President and the Chief Financial Officer. Prior to that time, Ms. Rogers was a vice president and auditor for the First National Bank in Griffin, Georgia.

         Edith W. Stevens, age 39, has been employed by the Bank since 1978 and is currently a Senior Vice President and the Chief Operating Officer.

         Richard P. Florin, age 53, has been a Senior Vice President and Senior Credit Officer of the Bank and the Company since September 1996. Prior to that time, Mr. Florin was a senior vice president of lending in a bank located near Atlanta, Georgia.

Nominations for Directors

         Only persons who are nominated in accordance with the procedures set forth in the Articles shall be eligible for election as directors. In addition to the right of the Board of Directors of the Company to make nominations for the election of directors, nominations may be made by any stockholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors if the stockholder is present at the meeting in person or by proxy. Advance notice of such proposed nomination by a stockholder must be received by the Chairman of the Nominating Committee of the Board of Directors of the Company (which notice may be sent to the Chairman in care of the Secretary of the Company) or, in the absence of a Nominating Committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. Each notice must set forth (1) the name, age, business address, and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of Common Stock that are beneficially owned by each nominee. The stockholder making such nomination must also provide any other information reasonably requested by the Company.

         The Chairman of the meeting may in his or her discretion determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if such person should so determine, such person shall so declare to the meeting, and the defective nomination shall be discarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 1998, the Board of Directors held four regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company during the fiscal year ended December 31, 1998.

         The Board of Directors of the Bank conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 1998, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Bank and committees during the fiscal year ended December 31, 1998.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, this non-standing committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles and Bylaws, established any procedures for this purpose. During the fiscal year ended December 31, 1998, the Board of Directors met once as the Nominating Committee.

         The Audit Committee, a standing committee, consists of Directors Tucker (Chairman), Lee, and Kemp. Mr. John Mitchell, a director of the Bank, also serves on this committee. The Audit Committee recommends the selection of the Company's and the Bank's independent accountants to the Boards of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit. This committee met twice during the year ended December 31, 1998.

         The Executive Compensation Committee, a standing committee, consists of Directors Lee (Chairman), Kemp, Mundy, and Tucker. The committee met once during the fiscal year ended December 31, 1998 to determine executive compensation.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         The directors of the Bank receive $850 per month for their service as directors. No additional fees are paid for being a director of the Company. Directors receive $50 for attendance at any other committee meetings. However, directors who are also officers are not compensated for their services on any committee. All director fees are paid by the Bank which paid a total of $92,000 in compensation to directors for their service on the Board of Directors and its committees during the fiscal year ended December 31, 1998. In 1996, each non-employee director was awarded 2,618 shares of Common Stock pursuant to the Management Stock Bonus Plan. These awards vest over 5 years at a rate of 20% per year.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No other executive officer of the Company had a salary and bonus during the year ended December 31, 1998 that exceeded $100,000 for services rendered in all capacities to the Company.


                                                                          Long Term Compensation
                                   Annual Compensation (1)                        Awards
                        ---------------------------------------------  -----------------------------
                                                                                         Securities
                                                                        Restricted       Underlying
Name and                Fiscal                        Other Annual         Stock           Options/      All Other
Principal Position       Year     Salary    Bonus(2)  Compensation(3)   Awards($)(4)      SARs(#)(5)   Compensation(6)
-------------------     ------   --------   -------   ---------------  ------------      ----------   ----------------
David B. Turner          1998    $103,172   $ --         $19,507            --                --           $24,389
President and Chief      1997     100,500     --          16,288            --                --            24,598
  Executive Officer      1996      81,667    5,618        15,515         147,287(7)         32,731          15,288


------------------------
(1)      All compensation was paid by the Bank.
(2) Bonus is computed by taking the ratio of the individual salary to all employee salaries times a payout amount determined in accordance with the Bank's Bonus Plan. The total payout amount for each year under the Bonus Plan was 10% of the Bank's net profit after tax (excluding, for 1996, an industry-wide one time assessment paid to recapitalize a federal deposit insurance fund ("SAIF")) for each of the fiscal years ended December 31, 1998, December 31, 1997 and September 30, 1996, respectively. For 1997 and 1998, Mr. Turner declined to accept the bonus and requested that the amounts otherwise due to him should be distributed to other employees.
(3) Includes director's fees of $10,200 in each of the last three fiscal years. Also includes car allowance and dependent insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits.

         (footnotes continued on next page)

         (continued from prior page)

(4) At December 31, 1998, as adjusted for the January 2, 1998 stock dividend, Mr. Turner held 7,856 shares of restricted stock. Based on the closing price of $14.625 as of the last day of the 1998 fiscal year, Mr. Turner's restricted stock had a value of $114,894.
(5) The number of options has been adjusted by the 10% stock dividend. Options, by their terms, are first exercisable at a rate of one-fifth per year beginning on the anniversary date of the date that the options were granted (i.e., January 23, 1996).
(6) Consists of $5,859, $5,680 and $4,685 of Company matching contributions under the 401(k) Profit Sharing Plan for the fiscal years ended December 31, 1998, December 31, 1997, and September 30, 1996, respectively. Also, includes an allocation of 1,267 and 940 and 906 shares of Common Stock under the ESOP during the Company's fiscal years ended December 31, 1998, December 31, 1997 and September 30, 1996, respectively. These 1,267 and 940 and 906 shares had a value of $18,530, $18,918 and $10,603 at December 31, 1998, December 31, 1997
         and September 30, 1996, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the Common
         Stock's  closing  price  as of the last  day of the  respective  fiscal year). For 1998, includes additional shares resulting from the 10% stock dividend and from forfeitures by other participants from prior years that were credited during 1998.
(7) Mr. Turner was awarded 13,092 shares (adjusted for the 10% stock dividend) in 1996. Awards are earned by participants at a rate of 20% per year for five years, as long as the participant remains an employee of the Bank. The first award vested in January 1997. Dividends are held in arrears and distributed upon the vesting of the applicable shares. Represents the value of the 13,092 shares of restricted stock as of the date of grant.

Employment Agreement

         The Bank has entered into an employment agreement with David B. Turner, its President and Chief Executive Officer. The employment agreement is for a term of three years with a base salary of $110,000. The agreement may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Turner without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Turner will be paid in a lump sum equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. If such event had occurred at December 31, 1998, such payments would have equalled approximately $340,000. The aggregate payments that would be made would be an expense to the Bank thereby reducing net income and the Bank's capital by that amount. The agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. The Bank has employment or change in control agreements with executive officers, including the agreement discussed above for Mr. Turner. Had a change in control of the Bank occurred as of December 31, 1998, the amount payable under all of these agreements to executive officers, including Mr. Turner, would have been approximately $731,000.

Benefits

         Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained age 21.

         The ESOP is funded by periodic contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 79,200 (as adjusted) shares of the Common Stock in July 1995. This loan is secured by the shares purchased and the earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in not more than 10 years. The ESOP expense for the fiscal year ended December 31, 1998, was $166,929. Benefits under the ESOP are allocated pro rata based upon participant compensation paid during a plan year.

         The Board of Directors has appointed a committee consisting of non-employee directors (the "ESOP Committee") to administer the ESOP and to serve as the ESOP's trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

         1995 Stock Option Plan. The Company's Board of Directors adopted the CCF Holding Company 1995 Stock Option Plan (the "Option Plan"), which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the Option Plan, 130,928 shares Common Stock (as adjusted for the stock dividend) are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan.

         The following tables set forth additional information concerning options granted under the Option Plan.


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES


                              Number of Securities
                                                                  Underlying Unexercised             Value of Unexercised
                                                                      Options/SARs at              in-the-Money Options/SARs
                               Shares             Value           Fiscal Year-End (#)(1)           at Fiscal Year-End ($)(1)
                             Acquired on        Realized        ---------------------------       ---------------------------
Name                        Exercise (#)           ($)          Exercisable / Unexercisable       Exercisable / Unexercisable
------------------------  -----------------   -------------     -----------   -------------       -----------   -------------
David B. Turner                 0                $ 0               13,092          19,639               $44,186/$66,281


------------------------
(1)      Adjusted for a 10% stock dividend issued on January 2, 1998.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank's directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. Except as listed in the chart following the next paragraph, all extensions of credit made by the Bank to such individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features. There is approximately $890,000 in outstanding mortgage loans to John T. Mitchell, a director of the Bank, that meet the above-listed criteria. Prior to 1990, the Bank provided loans to officers and directors and other affiliates at reduced interest rates and fees.

         The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time during the fiscal year ended December 31, 1998 in an amount in excess of $60,000 for loans that were originated at a preferential rate prior to 1990.

                                                                                                  Highest
                                                                                                  Balance
                                                                         Loan     Prevailing    During Year    Balance
                                  Type of    Origination    Original   Interest    Rate at         Ended          at
     Name           Affiliation    Loan         Date        Balance      Rate    Origination     12/31/98      12/31/98
   -------          -----------   ------     -----------    -------     ------   -----------     --------      --------
John B. Lee, Jr.      Director     First       12/18/87     $153,000    4.80%       7.875%        $96,933      $88,976
                                   mortgage
                                   for home


--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has approved the selection of Porter Keadle Moore, LLP as its auditors for the fiscal year ending December 31, 1999, subject to ratification by the Company's stockholders. A representative of Porter Keadle Moore, LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         On June 11, 1998, the Board of Directors determined to engage Porter Keadle Moore, LLP as its independent auditors for the fiscal year ended December 31, 1998. On June 15, 1998, the Company notified KPMG LLP ("KPMG"), its independent auditors for the fiscal years ended December 31, 1997 and September 30, 1996 and the three- month period ended December 31, 1996, of this determination and that KPMG would not be engaged for the fiscal year ending December 31, 1998. The determination to replace KPMG was approved by the full Board of Directors.

         The reports of KPMG for the fiscal years ended December 31, 1997 and September 30, 1996 and the three-month period ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1997 and September 30, 1996 and the three-month period ended December 31, 1996 and during the period from January 1, 1998 to June 15, 1998, there were no disagreements between the Company and KPMG concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. On December 10, 1996, the Company changed its fiscal year end from September 30th to December 31st.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Porter Keadle Moore, LLP as the Company's auditors for the fiscal year ending December 31, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter by February 20, 1999, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than November 27, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders may exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's executive offices by February 27, 2000.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/Charles S. Tucker
                                        ----------------------------------------
                                        Charles S. Tucker
                                        Secretary

Jonesboro, Georgia
March 26, 1999

[Form of Proxy]

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of CCF Holding Company ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Heritage Bank main office located at 101 N. Main Street, Jonesboro, Georgia on Tuesday, April 27, 1999, at 4:30 p.m. and at any and all adjournments thereof, in the following manner:

                                                         FOR          WITHHELD
1.  The election as director of the nominees
    listed below with terms expiring in the year          _               _
    shown (except as marked to the contrary below):      |_|             |_|

         David B. Turner (2002)
         Charles S. Tucker (2002)

    Instructions: To withhold your vote for any nominee, write the nominee's name on the line provided below.

    -------------------------------------------




                                                     FOR     AGAINST    ABSTAIN
2.  The  ratification of the  appointment
    of Porter Keadle Moore,  LLP, as
    independent auditors of CCF Holding Company,      _          _          _
    for the fiscal year ending December 31, 1999.    |_|        |_|        |_|



In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders and a proxy statement dated March 26, 1999.



Dated:_______________, 1999



_______________________________________ ________________________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER



_______________________________________ ________________________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------